UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 16, 2020:

•	Northern Utilities, Inc. (“Northern Utilities”), a natural gas distribution utility subsidiary of Unitil Corporation (the “Company”), priced $40 million of Senior Unsecured Notes due 2040 at 3.78% (the “Northern Utilities Notes”) through a private placement marketing process principally to institutional investors;

•	Fitchburg Gas and Electric Light Company (“Fitchburg”), an electric and natural gas distribution utility subsidiary of the Company, priced $27.5 million of Senior Unsecured Notes due 2040 at 3.78% (the “Fitchburg Notes”) through a private placement marketing process principally to institutional investors; and

•	Unitil Energy Systems, Inc. (“Unitil Energy”), an electric distribution utility subsidiary of the Company, priced $27.5 million of Series R First Mortgage Bonds due 2040 at 3.58% (the “Unitil Energy Bonds”) through a private placement marketing process principally to institutional investors.

Northern Utilities, Fitchburg, and Unitil Energy plan to use the net proceeds from these long-term financings to refinance existing debt and for general corporate purposes. Northern Utilities, Fitchburg, and Unitil Energy anticipate closing these financings in the third quarter of 2020.

Northern Utilities, Fitchburg, and Unitil Energy have received initial commitments from the expected purchasers of the Northern Utilities Notes, the Fitchburg Notes, and the Unitil Energy Bonds, respectively. However, the issuance of these securities is subject to execution of the definitive documentation and funding of the commitments, as well as regulatory approval.

Northern Utilities, Fitchburg, and Unitil Energy offered the Northern Utilities Notes, the Fitchburg Notes, and the Unitil Energy Bonds, respectively, principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (“Act”).

The Northern Utilities Notes, the Fitchburg Notes, and the Unitil Energy Bonds have not been and will not be registered under the Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Laurence M. Brock
Laurence M. Brock
Senior Vice President, Chief Financial Officer and Treasurer

Date: June 18, 2020